Fees Summary	Mar. 31, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,160,000.00
Previously Paid Amount	0.00
Total Fee Amount	160.20
Total Offset Amount	0.00
Net Fee	$ 160.20